EXHIBIT 99.2

The following unaudited pro forma combined balance sheet presents the Company’s historical financial position, combined with the Acquired Interests, as if the acquisition had occurred on September 30, 2013. The following unaudited pro forma combined statements of operations present the Company’s historical results of operations, combined with the Acquired Interests, as if the acquisition had occurred on January 1, 2012. The pro forma combined balance sheet and pro forma combined statements of operations include adjustments which give effect to events that are directly attributable to the acquisition transaction, such as related financing transactions. The pro forma combined balance sheet and pro forma combined statements of operations should be read in conjunction with the Company’s audited financial statements as of and for the year ended December 31, 2012, as reported on its Annual Report on Form 10-K, and the Company’s unaudited financial statements as of and for the nine-month period ended September 30, 2013, as reported on its Quarterly Report on Form 10-Q.

American Eagle Energy Corporation

Pro Forma Combined Balance Sheet (Unaudited)

As of September 30, 2013

				Combined
	Historical	Pro Forma		Pro Forma
	Amounts	Adjustments		Amounts

Cash and cash equivalents	$19,038,092	$18,523,417	(a)(b)	$37,561,509
Receivables	29,992,585	3,646,951		33,639,536
Income taxes receivable	223,167			223,167
Prepaid expenses	135,019			135,019
Derivative asset	118,013			118,013
Total current assets	49,506,876	22,170,368		71,677,244

Office equipment, net	146,617			146,617
Oil and gas properties, subject to amortization, net	99,798,033	41,423,371	(c)	141,221,404
Oil and gas properties, not subject to amortization	2,908,972			2,908,972
Marketable securities	1,030,897			1,030,897
Other noncurrent assets	5,017,689	2,800,000	(a)	7,817,689
Total assets	$158,409,084	$66,393,739		$224,802,823

Accounts payable and accrued liabilities	$49,206,615	$1,400,000	(a)	$50,606,615
Current portion of long-term debt	780,000	420,000	(a)	1,200,000
Total current liabilities	49,986,615	1,820,000		51,806,615

Noncurrent portion of long-term debt	67,220,000	39,580,000	(a)	106,800,000
Asset retirement obligation, net	886,020			886,020
Derivative liability	893,052			893,052
Deferred tax liability	5,238,543			5,238,543
Total liabilities	124,224,230	41,400,000		165,624,230

Common stock	55,068	15,766	(b)	70,834
Additional paid-in capital	41,790,670	24,977,973	(b)	66,768,643
Accumulated deficit	(7,652,506)			(7,652,506)
Accumulated other comprehensive loss	(8,378)			(8,378)
Total equity	34,184,854	24,993,739		59,178,593
Total liabilities and stockholders’ Equity	$158,409,084	$66,393,739		$224,802,823

Summary of pro forma adjustments:

(a)	Includes funds borrowed on the Company’s existing Credit Facility totaling $40,000,000 and related deferred financing costs of $2,800,000, of which $1,400,000 is payable as of September 30, 2013.
(b)	Includes proceeds received from the sale of 15,765,794 shares of the Company’s common stock, totaling $24,993,739.
(c)	Includes the purchase price of the Acquired Interests, totaling $41,423,371.

American Eagle Energy Corporation

Pro Forma Combined Statement of Operations (Unaudited)

For the Nine-Month Period Ended September 30, 2013

				Combined
	Historical	Pro Forma		Pro Forma
	Amounts	Adjustments		Amounts

Oil and gas sales	$29,637,600	$14,684,418	(d)	$44,322,018

Oil and gas operating expenses	7,657,009	3,265,788	(d)	10,922,797
General and administrative expenses	4,379,911			4,379,911
Depletion, depreciation and amortization	5,915,340	3,870,302	(e)	9,785,642
Impairment of oil and gas properties	1,525,027			1,525,027
Total operating expenses	19,477,287	7,136,090		26,613,377

Total operating income	10,160,313	7,548,328		17,708,641

Interest income	6,328			6,328
Dividend income	50,919			50,919
Interest expense	(2,149,002)	(3,570,000)	(f)	(5,719,002)
Loss on early extinguishment of debt	(3,713,972)			(3,713,972)
Realized gain on derivatives	115,708			115,708
Unrealized loss on derivatives	(775,040)			(775,040)

Income before taxes	3,695,254	3,978,328		7,673,582
Income tax expense	(1,638,660)	(1,438,301)	(g)	(3,076,961)
Net income	$2,056,594	$2,540,027		$4,596,621

Summary of pro forma adjustments:

(d)	Represents oil and gas sales and operating expenses of the Acquired Interests for the period.
(e)	Represents estimated additional depletion expense for the period based on historical depletion rates.
(f)	Represents interest expense related to the additional borrowings under the Company’s Credit Facility totaling $3,150,000 and amortization of deferred financing costs totaling $420,000.
(g)	Represents estimated US federal income taxes calculated at an effective rate of 36.15%.

American Eagle Energy Corporation

Pro Forma Combined Statement of Operations (Unaudited)

For the Year Ended December 31, 2012

				Combined
	Historical	Pro Forma		Pro Forma
	Amounts	Adjustments		Amounts

Oil and gas sales	$10,713,946	$5,274,485	(h)	$15,988,431

Oil and gas operating expenses	3,200,171	1,425,597	(h)	4,625,768
General and administrative expenses	4,503,759			4,503,759
Depletion, depreciation and amortization	2,860,187	1,569,410	(i)	4,429,597
Impairment of oil and gas properties	10,631,345			10,631,345
Total operating expenses	21,195,462	2,995,007		24,190,469

Total operating income (loss)	(10,481,516)	2,279,478		(8,202,038)

Interest income	8,335			8,335
Dividend income	63,654			63,654
Interest expense	(706)	(4,760,000)	(j)	(4,760,706)
Unrealized loss on derivatives	(122,651)			(122,651)

Loss before taxes	(10,532,884)	(2,480,522)		(13,013,406)
Income tax benefit	1,240,010	900,430	(k)	2,140,440
Net loss	$(9,292,874)	$(1,580,092)		$(10,872,966)

Summary of pro forma adjustments:

(h)	Represents oil and gas sales and operating expenses of the Acquired Interests for the period.
(i)	Represents estimated additional depletion expense for the period based on historical depletion rates.
(j)	Represents interest expense related to the additional borrowings under the Company’s Credit Facility totaling $4,200,000 and amortization of deferred financing costs totaling $560,000.
(k)	Represents estimated US federal income taxes calculated at an effective rate of 36.30%.